Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of , 2024, is made by and among Inhibrx Biosciences, Inc., a Delaware corporation (the “Company”), and the Holders listed on Schedule 1 hereto (individually, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, Inhibrx, Inc. (“Inhibrx"), a Delaware corporation, intends to distribute to its stockholders 92% of the issued and outstanding shares of Common Stock (as defined below) of the Company (the “Distribution”);

WHEREAS, on and after the Distribution, the Holders are expected to hold shares of Common Stock and warrants to purchase shares of Common Stock (the “Warrants”); and

WHEREAS, prior to the Distribution, Inhibrx agreed to cause the Company to provide to the Holders certain registration rights.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1          “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

1.2          “Agreement” has the meaning set forth in the preamble.

1.3          “Attribution Parties” means, with respect to any Person, such Person’s Affiliates and any other Person whose beneficial ownership of Common Stock would be aggregated with such Person’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable regulations of the SEC, including any “group” of which such Person is a member.

1.4          “Board of Directors” means the board of directors of the Company.

1.5          “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

1.6          “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

1.7          “Cut Back Securities” has the meaning set forth in Section 2.1.

1.8          “Distribution” has the meaning set forth in the Recitals.

1.9          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.10        “Filing Date” has the meaning set forth in Section 2.1.

1.11        “Holders” means the Persons listed on Schedule 1 hereto, any permitted transferee pursuant to Section 2.9 and any permitted assignee pursuant Section 3.7.

1.12        “Indemnified Party” has the meaning set forth in Section 2.6(c).

1.13        “Indemnifying Party” has the meaning set forth in Section 2.6(c).

1.14        “Initial Registration Statement” has the meaning set forth in Section 2.1.

1.15        “New Registration Statement” has the meaning set forth in Section 2.1.

1.16        “Penalty Period” has the meaning set forth in Section 2.3.

1.17        “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

1.18        The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

1.19        “Registrable Securities” means the Shares and the Warrant Shares; provided, however, that as to any Registrable Securities, such securities shall cease to be Registrable Securities (i) upon the sale thereof pursuant to an effective registration statement, (ii) upon the sale thereof pursuant to Rule 144 or Rule 145 under the Securities Act, (iii) when the Holder of such Registrable Securities beneficially owns less than five percent (5%) of the then issued and outstanding shares of Common Stock (determined as the aggregate number of shares of Common Stock held by such Holder with all of its Affiliates) and such Registrable Securities are eligible for sale pursuant to Rule 144 without compliance with any volume, manner of sale, publicly available information requirements or other restriction under such rule, (iv) when such securities cease to be outstanding or (v) if such securities shall have been otherwise transferred and new certificates or book-entries for them not bearing a legend restricting transfer shall have been delivered by the Company and such securities may be publicly resold without registration under the Securities Act.

1.20        “Registration Default” has the meaning set forth in Section 2.3.

1.21        “Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the Selling Expenses).

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1.22        “Registration Period” has the meaning set forth in Section 2.4(a).

1.23        “Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any Initial Registration Statement, any New Registration Statement and any Remainder Registration Statements) and amendments and supplements to such Registration Statements, including post-effective amendments.

1.24        “Remainder Registration Statement” has the meaning set forth in Section 2.1.

1.25        “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

1.26        “Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule.

1.27        “SEC” means the United States Securities and Exchange Commission.

1.28        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

1.29        “Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder, except as otherwise provided herein.

1.30        “Shares” means the shares of Common Stock distributed to the Holders in connection with the Distribution.

1.31        “Subscription Amount” means the dollar amount set forth opposite such Holder’s name on Schedule 1 hereto under the heading “Subscription Amount.”

1.32        “Warrants” has the meaning set forth in the Recitals.

1.33        “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE 2

REGISTRATION RIGHTS

2.1          No later than 10 Business Days following the Distribution (the “Filing Date”), the Company shall file a registration statement covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders of a majority of such Registrable Securities may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-1 (except if the Company is eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-3) and the Company shall have the Initial Registration Statement declared effective, and any other qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations), as promptly as possible after the filing thereof, but in any event prior to the date which is five days after the receipt of a notification of no-review in the event of no review by the SEC, or 75 days after the Filing Date in the event of a review by the SEC (the “Effectiveness Date”). For purposes of clarification, any failure by the Company to file the Initial Registration Statement by the Filing Date or to have such Registration Statement declared effective within such five days after the notification of no-review or 75 days after the Filing Date, as applicable, shall not otherwise relieve the Company of its obligations to file or have the Initial Registration Statement declared effective as set forth above in this Section 2.1.

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In the event the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its best efforts to file amendments to the Initial Registration Statement as required by the SEC and/or (iii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 or, if the Company is eligible to register for resale the Registrable Securities on Form S-3, Form S-3; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Registrable Securities.

In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its best efforts to file with the SEC, within 30 days following the date allowed by the SEC, one or more registration statements on Form S-1 or, if the Company is eligible to register for resale the Registrable Securities on Form S-3, Form S-3, to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

If the SEC limits the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), any required cutback of Registrable Securities (such Registrable Securities so cut back, the “Cut Back Securities”) shall be applied to the Holders pro rata in accordance with the number of such Registrable Securities sought to be included in such Registration Statement by reference to the amount of Registrable Securities set forth opposite such Holder’s name on Schedule 1 (and in the case of a subsequent transfer, the initial Holder’s transferee) relative to the aggregate amount of all Registrable Securities. In no event shall any Holder be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the SEC or another regulatory agency; provided, that if the SEC requests that a Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have an opportunity to withdraw from the Registration Statement.

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2.2          All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 2.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of a Holder shall be borne by such Holder.

2.3          The Company further agrees that, in the event that (i) the Initial Registration Statement has not been filed with the SEC by the Filing Date, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, has not been declared effective by the SEC by the Effectiveness Date, (iii) after such Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, other than, in each case, within the time period(s) permitted by Section 2.7(b), or (iv) after the Filing Date, and only in the event a Registration Statement is not effective or available to sell the Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1), as a result of which the Holders who are not affiliates of the Company are unable to sell Shares and/or Warrant Shares without restriction under Rule 144 (each such event referred to in clauses (i), (ii), (iii) and (iv), (a “Registration Default”)), the Company shall pay to each Holder 1.0% of such Holder’s Subscription Amount on the occurrence of such Registration Default and for each 20-day period following such Registration Default (a “Penalty Period”) (provided the payment amount shall increase by 1.0% of such Holder’s Subscription Amount for each subsequent 20-day period following the initial 20-day period), or pro rata for any portion thereof, during which the Registration Default remains uncured; provided, however, that if a Holder fails to provide the Company with any information that is required to be provided in such Registration Statement with respect to such Holder as set forth herein, then the commencement of the Penalty Period described above shall be extended until two Business Days with respect to such Holder following the date of receipt by the Company of such required information from such Holder; and provided, further, that in no event shall the Company be required hereunder to pay to any Holder pursuant to this Agreement more than 3.0% of such Holder’s Subscription Amount in any Penalty Period and in no event shall the Company be required hereunder to pay to any Holder pursuant to this Agreement an aggregate amount that exceeds 10.0% of such Holder’s Subscription Amount. The Company shall deliver said cash payment to the Holder by the fifth Business Day after the end of such Penalty Period. Notwithstanding any other provision of this Section 2.3, no Registration Default as to the Cut Back Securities shall be deemed to have occurred until the date that is 30 days following the date on which the SEC permits the Cut Back Securities to be registered, and the payment of any penalty pursuant to this Section 2.3 shall be calculated to apply only to the percentage of Registrable Securities which are permitted by the SEC to be registered within the timeframes provided for in this Agreement.

2.4          In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a)          except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to a Holder, and to keep the applicable Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the third anniversary of the date the initial Registration Statement is declared effective or (ii) the date all Shares and Warrant Shares (assuming cashless exercise) held by or issuable to such Holder may be sold under Rule 144 without being subject to any volume, manner of sale, publicly available information requirements or other restriction under such rule. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period.”

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(b)            advise the Holders within two Business Days:

 (i)         when a Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

 (ii)       of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

 (iii)      of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose and the Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose;

 (iv)       of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

 (v)        of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

(c)            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(d)            if a Holder so requests in writing, promptly furnish to each such Holder, without charge, at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC;

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(e)            during the Registration Period, promptly deliver to each such Holder, without charge, as many copies of each prospectus included in a Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by a prospectus or any amendment or supplement thereto;

(f)            during the Registration Period, if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its shareholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to shareholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of shareholders, (D) each of its quarterly reports to its shareholders, and, if not included in substance in its quarterly reports to shareholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of each full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

(g)            prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by any such Registration Statement;

(h)           upon the occurrence of any event contemplated by Section 2.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of a prospectus forming part of a Registration Statement, the Company shall use its best efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i)            otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

(j)            use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed;

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(k)          use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144;

(l)            provide to each Holder and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part; and

(m)          upon request of a Holder, permit counsel for the Holders to review any Registration Statement and all amendments and supplements thereto (other than supplements to a Registration Statement on Form S-1 solely for the purpose of incorporating other filings with the SEC into such Registration Statement and other than an amendment to a Registration Statement on Form S-1 for the purpose of converting such Registration Statement into a Registration Statement on Form S-3), within five Business Days prior to the filing thereof with the SEC; provided that each Holder shall have an opportunity to review all disclosures in which it is named prior to filing;

(n)           permit each Holder to review the information contemplated to be included in the Selling Shareholder’s section of any Registration Statement relating to such Holder within five Business Days prior to the filing thereof with the SEC; provided that, in the case of clauses (l), (m) and (n) above, the Company shall not be required (A) to delay the filing of any Registration Statement or any amendment or supplement thereto as a result of any ongoing diligence inquiry by or on behalf of a Holder or to incorporate any comments to any Registration Statement or any amendment or supplement thereto by or on behalf of a Holder if such inquiry or comments would require a delay in the filing of such Registration Statement, amendment or supplement, as the case may be, or (B) to provide, and shall not provide, any Holder or its representatives with material, non-public information unless such Holder agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company; and provided further, that, in the case of clause (m) above, the Company shall pay the reasonable fees and expenses of outside counsel to RA Capital Healthcare Fund, L.P. in an amount not to exceed, in the aggregate, $20,000 (it being understood that a Holder may request, at its own expense, that its counsel be provided information as set forth in clause (m) above).

2.5          The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 2.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

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2.6          (a) To the extent permitted by law, the Company shall indemnify, defend and hold harmless each Holder or Affiliates and Attribution Parties, any other Person controlling such Holder within the meaning of Section 15 of the Securities Act, and each of their respective directors, managers, portfolio managers, investment advisors, officers, principals, partners, members, equityholders (regardless of whether such interest are held directly or indirectly), trustees, controlling persons, predecessors, successors and assigns, subsidiaries, employees, agents, advisors, attorneys and representatives (each a “Company Indemnified Party”), with respect to which any registration that has been effected pursuant to this Agreement, from and against all claims, losses, damages, expenses (including reasonable and documented fees and disbursements of external counsel) and liabilities (or action, suit, proceedings, inquiry or investigation in respect thereof), and shall reimburse each Company Indemnified Party upon demand for reasonable and documented fees and expenses of counsel and other expenses incurred by it in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect thereto, including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 2.6(c) below), arising out of or based on (a) this Agreement (including as a result of any breach or inaccuracy of any representation, warranty or covenant of the Company herein) or (b) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment thereof or supplement thereto, or other document incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Company Indemnified Party, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided further, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities which gave rise to such indemnification obligation. No Company Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company, for or in connection with the transactions contemplated hereby, except to the extent such liability results from such Company Indemnified Party’s bad faith, actual fraud, gross negligence or willful misconduct.

(b)            Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 2.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is contained in written information furnished to the Company by or on behalf of the Holder expressly for inclusion in any Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount (net of all expenses paid by such Holder in connection with any claim relating to this Section 2.6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) actually received by the Holder from the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligations.

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(c)            Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (a) includes as an explicit and unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, (b) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of such Indemnified Party and (c) imposes no liability or obligation on such Indemnified Party. No Company Indemnified Party shall be liable for any damages arising from the use by unauthorized persons of any information made available to the Company Indemnified Parties by or on behalf of the Company or its representatives through electronic, telecommunications or other information transmission systems that is intercepted by such persons.

(d)            If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions, statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

2.7          (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (provided that in no event shall such notice contain any material, nonpublic information), each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement and prospectus contemplated by Section 2.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

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(b)            Each Holder shall suspend, upon written notice from the Company, any disposition of Registrable Securities pursuant to any Registration Statement and prospectus contemplated by Section 2.1 during no more than two periods of no more than 30 consecutive calendar days each during any 12-month period to the extent that such suspension (i) is required under Section 2.7(a) or (ii) negotiation or consummation of a transaction by the Company is pending or an event has occurred, which negotiation, consummation or event, the Board of Directors of the Company reasonably believes, upon advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for preserving as confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board of Directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements.

(c)           As a condition to the inclusion of its Registrable Securities in a Registration Statement, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing that is required in connection with any registration referred to in this Article 2.

(d)           Each Holder hereby covenants with the Company that it shall comply with the prospectus delivery requirements, if any, under the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement filed by the Company pursuant to this Agreement.

(e)            At the end of the Registration Period the Holders shall discontinue sales of any Shares or Warrant Shares pursuant to any Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Shares or Warrant Shares covered by any such Registration Statement which remain unsold.

2.8          With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use its best efforts to:

(a)            make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b)            file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

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(c)            so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

2.9          The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 2.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities to an Affiliate of such Holder, provided, however, that such transfer may otherwise be effected in accordance with the terms of this Agreement and applicable securities laws and such transferee agrees to comply with the terms and provisions of this Agreement. Except as specifically permitted by this Section 2.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited. The Company shall not enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement.

2.10          The rights of any Holder under any provision of this Article 2 may be waived by such Holder as to itself (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by such Holder.

ARTICLE 3

GOVERNING LAW; MISCELLANEOUS

3.1          Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws (whether of the State of New York or any other jurisdiction) which would result in the application of the laws of any other jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

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3.2          Counterparts; Signatures by Facsimile. This Agreement may be executed in counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com).

3.3          Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

3.4          Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

3.5          Entire Agreement; Amendments. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Except as provided in Section 2.10, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Holders which in the aggregate hold at least 76% in interest of the Registrable Securities hereunder, provided that if any amendment or modification disproportionately and adversely impacts a Holder (or group of Holders), the consent of such disproportionately impacted Holder (or group of Holders) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 3.5 shall be binding upon each Holder and the Company. No consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all Holders. For clarification purposes, this provision constitutes a separate right granted to each Holder by the Company and negotiated separately by each Holder, and is intended for the Company to treat the Holders as a class and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.

3.6          Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by email or facsimile if sent during normal business hours of the recipient, and if sent at a time other than during normal business hours of the recipient, then on the next Business Day, in each case upon written confirmation of receipt (but disregarding any automatically generated message from the recipient), (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

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If to the Company:

Inhibrx Biosciences, Inc.

11025 N. Torrey Pines Road, Suite 140

La Jolla, CA 92037

Attention: Chief Financial Officer

Email: kelly@inhibrx.com

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

3580 Carmel Mountain Road, Suite 300

San Diego, CA 92130

Attention: Melanie Levy

Email: MRLevy@mintz.com

If to a Holder: To the address set forth immediately below such Holder’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

3.7          Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders, and no Holder may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except a Holder may assign this Agreement (i) to an Affiliate provided that such transferee agrees in writing to be bound, with respect to the transferred securities and (ii) as permitted in accordance with Section 2.9 hereof.

3.8          Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise provided herein.

3.9          Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.10          No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Agreement to be duly executed as of the date first above written.

INHIBRX BIOSCIENCES, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned has caused this Registration Rights Agreement to be duly executed as of the date first above written.

HOLDER:

By:
Name:
Title:

Address:

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